UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2002

WEST COAST REALTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-024594	95-4246740

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road Building 3, Suite 140 Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

(650) 233-7140

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed from last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits:

Exhibit Number	Description

99.1	Certifications of Allen K Meredith and Charles P. Wingard pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

On November 14, 2002, West Coast Realty Investors, Inc (AMEX: MPQ) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the certifications of West Coast Realty Investors’ Chief Executive Officer, Allen K Meredith, and Chief Financial Officer, Charles P. Wingard, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, which certificates are attached as Exhibit 99.1 hereto.

The certifications attached as Exhibit 99.1 are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Regulation FD, and they are not being filed as part of the West Coast Realty’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST REALTY INVESTORS, INC. (Registrant)

Date: November 14, 2002	/s/ Charles P. Wingard

Charles P. Wingard Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Certifications of Allen K Meredith and Charles P. Wingard pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002